Midas Funds

                                  June 30, 2002

                               SEMI ANNUAL REPORT

                                   MIDAS FUND
                 -----------------------------------------------
                           MIDAS SPECIAL EQUITIES FUND
                 -----------------------------------------------
                                 DOLLAR RESERVES


                                      [Logo]

                            Discovering Opportunities

                               To Our Shareholders

     We are pleased to submit this Semi-Annual Report to our shareholders and are very gratified to welcome the many new shareholders who have invested in the Midas Funds since our last Report, either by opening accounts directly with the Funds' Transfer Agent or through leading brokerage firms across the United States.

     Prices for precious metals companies soared while disappointing earnings reports and growing concerns about corporate governance and accounting standards resulted in negative returns for most popular benchmarks of U.S. stock performance through the first six months of 2002. Notwithstanding good news on the economic front, investors sought the haven traditionally offered by gold, silver and platinum, leaving general equities in turmoil. This market action reinforces our message in prior Reports about the importance of diversifying your portfolio using the entire Midas Funds Family and to take advantage of lower prices to add to your account.

     Midas' flexible investing approach may provide a superior strategy in today's volatile equity markets. With conflicting economic data on the recovery in corporate earnings and capital expenditures, strength in consumer spending has provided the biggest boost to the overall economy. Optimism after post-September 11 lows, causing markets to surge into the first quarter, proved short-lived, as upward market momentum slowed and then reversed in a crisis of confidence arising out of the Enron, WorldCom and other giant corporate scandals. Meanwhile, terrorism continues to breed uncertainty and dampen markets. It appears that successful investing in this environment requires finding the pockets of strength - in gold, silver or platinum companies, growth or established companies, large or small companies whose securities in each case can appreciate in value in the months and years ahead - and positioning oneself accordingly. The Midas Funds have the flexibility necessary to position themselves in this way and so we think there are good reasons to be optimistic about their potential going forward.

     Individual investors can also position themselves strategically, planning now for their future needs, by following three basic rules. First, commit to an investment program for the long term to reduce emotional vulnerability to short term declines. Second, seek to reduce overall portfolio volatility through diversification among the three Midas Funds - Special Equities Fund for longer term stock market oriented objectives, money market fund Dollar Reserves, which invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities for your short term needs, and precious metals oriented Midas Fund for capital appreciation and a hedge against inflation. Third, invest a set amount of money in a Fund, or several Funds, each month or quarter, with periodic reviews of overall results as part of a long range plan to reach your investment goals. Please call us at 1-800-400-MIDAS (6432) if you have any questions, or would like a copy of this Report and a prospectus sent to a relative or friend, and we will be happy to assist you, as always, without any obligation on your part.

                                   Sincerely,
                                   /s/ Thomas B. Winmill
                                   Thomas B. Winmill
                                   President

                                   Midas Fund

                                   COMMENTARY

     With a gain in the first six months of the year of 42.11%, it is indeed a pleasure to submit our Semi-Annual Report for Midas Fund. It is also very gratifying to welcome our many new shareholders attracted to the Fund's policy of investing primarily in securities of companies principally involved in mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources.

     The Fund's rewarding performance mirrors the strong rally in the gold price, to a high of $330 per ounce in June. As we stated in our last Report, it appears that a powerful, pro-gold change in the world economies is occurring by virtue of the aggressive cuts in interest rates by the Federal Reserve in 2001. Further, after having endured a levitating U.S. dollar and "bubble" stock market, increasing mine production, hedging and high-publicity central bank sales, gold would seem to be poised to benefit from the weaker dollar, collapsing equity markets, and supply reductions. To put gold's price history in perspective, it is worth remembering that after reaching a high of $417 per ounce in 1996, gold prices dropped to a low of $253 per ounce in 2001, when sentiment towards gold was almost universally negative.

     In this environment, Midas Fund has benefitted by its strategy of emphasizing quality global companies with growing precious metals assets. By increasing its allocation to pure gold producing companies, leverage and options, the Fund sought to boost performance further. A relative under-weighting of "marginal" gold producers in some cases acted as a slight drag on returns. In anticipation of ongoing market volatility as gold forms a base at new higher levels, the Fund recently reduced leverage and options, but is prepared to re-position itself aggressively as the sector strengthens with options and leverage to seek even greater participation in a rally of gold stocks.

     Looking ahead, we believe factors that could lead to further increases in gold prices are a declining dollar, weak general equity markets, and money supply growth - which could cause increasing gold bullion demand for both investment and inflation protection. The U.S. Government's ongoing drive to prop up the stock market and economy with lower rates and money supply growth may have the unintended, or tolerated, effect to decrease the attractiveness of the U.S. dollar and, by stimulating the economy, heighten inflationary expectations. Either of these events could cause strength in gold prices and, in turn, gold stocks.

     A recent sell-off has driven down valuations of gold mining companies to historically low levels relative to the price of gold and, in the absence of significant gold price weakness, it could well be an attractive investment opportunity. In this connection, we note that a number of shareholders are adding to their account at current lower prices.

     As investors become increasingly aware of the value of gold mining shares in the current market environment, we expect to see more investment flows into the sector for diversification. Given the "scarcity factor" of available gold equities, substantial valuation increases are also possible from these currently depressed levels. We think Midas Fund is well positioned to take further advantage of these encouraging trends.

                            TOP 10 HOLDINGS

                          AS OF JUNE 30, 2002

 1 Meridian Gold Inc.
 2 Barrick Gold Corp.
 3 Newmont Mining Corp.
 4 Golden Cycle Gold Corp.
 5 Gold Fields Limited
 6 Newcrest Mining Ltd.
 7 AngloGold Limited
 8 Freeport-McMoRan Copper & Gold, Inc. Class B
 9 Placer Dome Inc.
10 Goldcorp. Inc.

                           Midas Special Equities Fund

                                   COMMENTARY

     It is a pleasure to submit this 2002 Semi-Annual Report for Midas Special Equities Fund, and to welcome our new shareholders who find the Fund's aggressive investment approach attractive.

                            Market Review and Outlook

     In a period that saw the Nasdaq Composite average decline 24.98%, the Fund's decline of only 7.96% is very gratifying; over the 12 months ended June 30, 2002 the Nasdaq average dropped 32.28% while the Fund's decline was limited to 10.50%, over 21 percentage points better. The Fund's flexibility to invest in large or small capitalization companies, U.S. or foreign, and in almost any kind of securities, gives it the advantage of being able to consider participating in an investment in whatever form it may take, to achieve capital appreciation. Important in the current environment, the Fund also may use leverage and sell short, and buy and sell options, futures, and options on futures to enhance or hedge investment positions. Currently, the Fund is using leverage to hold concentrated positions in leading U.S. companies with global markets and outstanding financial strength, and hedging the overall portfolio with a large short position in S&P 500 futures, an aggressive technique which has significantly cushioned the Fund from the drastic declines in the technology, telecom, and energy merchant sectors.

     In our view, the economy may remain sluggish and potentially may even revert to another recessionary slowdown. As we saw in Japan in the 1990's, lower interest rates cannot boost capital spending when companies are already struggling with high inventories and excess production capacity. Regardless of optimistic statements in the press, telecom and technology companies are particularly plagued by overcapacity and weak demand. Whether consumer spending will continue to support the economy is uncertain, given the historically high levels of personal indebtedness. Indeed, June's sharp drop in durable-goods orders and in sales of existing homes suggest that the economic recovery already may be weakening. While auto retailers report sales remain strong due to auto makers' 0% financing offers and other deals, if these sales represent merely the acceleration of normal periodic replacement buying, future sales could be negatively impacted.

     Yet, the stock market sell-off is presenting some bargains and the Fund will continue to seek to take advantage of opportunities to invest in these attractive situations. With regard to equities, the Fund will continue to focus on its strategy of allocating its investments into high quality companies with solid financial strength, clean balance sheets, transparent financials, and simple businesses with catalysts for growth. According to the Pension Benefit Guarantee Corp., unfunded pension liabilities for private companies jumped to $111 billion at the end of 2001 from $26 billion in 2000. Although the increase is not considered to spell danger for the system, the Fund, by seeking companies with well-documented financial strength, will try to avoid this problem. At the same time, if the change in the market's "irrational exuberance" to deep depression becomes overdone, the Fund may change its posture and become aggressively leveraged, since typically an unduly bearish outlook has presaged the kind of market bottom that can lead to a sustained rally.

     In any event, as the marketplace evolves, the Fund will continue to seek to invest aggressively for maximum capital appreciation. We appreciate your confidence in Special Equities Fund and we look forward to serving your investment needs over the years ahead.

                                 TOP 10 HOLDINGS

                               AS OF JUNE 30, 2002

 1 Mills Corp.
 2 Philip Morris Companies Inc.
 3 Berkshire Hathaway Inc. Class B
 4 Hilton Hotels Corp.
 5 The Proctor & Gamble Company
 6 Honeywell International, Inc.
 7 3M Co.
 8 Johnson & Johnson
 9 Marriott International, Inc. Class A
10 Extended Stay America, Inc.

                                 Dollar Reserves

                                   COMMENTARY

     We are pleased to submit this Semi-Annual Report for the six months ending June 30, 2002 and to welcome our new shareholders who have made their investment since our last Report.

     During these times of economic turbulence, the Fund's objective of seeking maximum current income consistent with preservation of capital and maintenance of liquidity has great appeal to safety conscious investors. Importantly, the Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities. The U.S. Government Securities in which the Fund may invest include U.S. Treasury bills and notes and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of U.S. backing as to principal or interest, but which are not backed by the full faith and credit of the U.S. Government.

     Also, the Fund's all-weather approach and free check writing make it an ideal vehicle for a program of steady monthly investing. To make investing in the Fund as easy, safe, convenient and affordable as possible, we offer three different plans, the Midas Bank Transfer Plan, the Midas Salary Investing Plan and the Midas Government Direct Deposit Plan. For information on these free services simply give us a call and we will help you get started. If you have any questions or would like further information on the Midas Funds Family, or our Traditional or Roth IRAs, we would be very pleased to hear from you. Just call 1-800-400-MIDAS (6432) and an Investor Service Representative will be very glad to assist you, as always, without any obligation on your part.

                     Interest Rates and the Economic Outlook

     We believe economic conditions generally will be positive for fixed income investing. With conflicting economic data on the recovery in corporate earnings and capital expenditures, strength in consumer spending has provided the biggest boost to the overall economy. In an effort to help continuing to revive the economy, the Federal Reserve Bank, by maintaining the 1.75% Fed funds rate, and the U.S. Government, with stimulatory spending programs, appear to be taking definite steps to stimulate growth. While inflation may increase as the economy recovers, overall levels probably will remain low due to lower growth rates and excess manufacturing capacity. We believe that the world economy has similarly emerged from recession, and as the recovery may be relatively muted, inflation could well remain within acceptable levels.

     In such an environment, the Fund is currently seeking its objective by limiting average maturity and attempting to select a portfolio of U.S. Government agency securities with the most attractive combination of maximum yield and sound credit quality.

     Longer term, investors should take note that tax cuts and new spending plans will likely result in a budget deficit of $175 billion this year and potentially $200 billion next year, reflecting reduced economic activity. A slower economy means lower tax revenue and higher payments for economically sensitive programs, such as unemployment compensation, health insurance and food stamps. These factors will most likely increase Government borrowing requirements and may thereby boost yields in the Government securities marketplace where the Fund invests.

                                 TOP 10 HOLDINGS

                               AS OF JUNE 30, 2002

 1 Federal National Mortgage Corp., 8/07/02
 2 Federal National Mortgage Corp., 7/10/02
 3 Federal Home Loan Bank, 7/22/02
 4 Federal Farm Credit Bank, 8/01/02
 5 Federal Home Loan Bank, 7/15/02
 6 Federal Home Mortgage Corp., 7/23/02
 7 Federal Farm Credit Bank, 7/30/02
 8 Federal Home Loan Bank, 9/09/02
 9 Federal Home Loan Mortgage Corp., 9/12/02
10 Federal Home Loan Mortgage Corp., 7/17/02

                                Midas Fund, Inc.

          Schedule of Portfolio Investments - June 30, 2002 (Unaudited)

-------------------------------------------------------------------------------------------
          Shares   COMMON STOCKS (98.94%)                                      Market Value
-------------------------------------------------------------------------------------------
                   Precious Metals and Resources (97.96%)
          70,000   Agnico-Eagle Mines Limited                                   $ 1,019,900
          21,500   Anglo American Platinum Corporation Limited                      844,593
         108,000   AngloGold Limited ADR                                          2,816,640
          92,000   Ashanti Goldfields Company Ltd.*                                 451,720
         300,000   Barrick Gold Corp.                                             5,697,000
          18,000   Compania de Minas Buenaventura S.A.u. ADR                        457,200
         112,500   Freeport-McMoRan Copper & Gold, Inc. Class B                   2,008,125
          96,000   Gencor Limited                                                   419,023
          63,000   Glamis Gold Ltd.*                                                553,770
         392,900   Golden Cycle Gold Corp.*                                       4,420,125
         180,000   Goldcorp. Inc.                                                 1,791,000
         290,000   Gold Fields Limited ADR                                        3,253,800
         120,000   Harmony Gold Mining Company Limited ADR                        1,623,600
          30,000   Impala Platinum Holdings Limited ADR                           1,663,878
       1,150,000   Kenor ASA                                                        472,015
         400,000   Kinross Gold Corporation                                         916,000
         600,000   Lihir Gold Limited                                               451,356
           2,000   Lihir Gold Limited ADR                                            30,198
          49,140   Lonmin PLC ADR                                                   859,896
         500,000   Meridian Gold Inc.*                                            8,025,000
         734,000   Newcrest Mining Limited                                        3,123,404
         198,000   Newmont Mining Corp.                                           5,213,340
         125,000   North American Palladium Ltd.*                                   723,256
         666,668   Oxus Mining plc*                                                 136,179
         160,800   Placer Dome Inc.                                               1,802,568
         125,000   Sons of Gwalia Limited                                           424,549
          40,000   Stillwater Mining Company*                                       635,200
                                                                                -----------
                                                                                 49,833,335

                   Precious Metals and Resources Related (0.98%)
          30,000   DGSE Companies, Inc.                                              46,500
          50,000   Teck Cominco Limited Class B                                     452,035
                                                                                -----------
                                                                                    498,535

                   Total Common Stocks (cost: $42,034,396)                       50,331,870
-------------------------------------------------------------------------------------------
       Contracts   OPTIONS (1.06%)
-------------------------------------------------------------------------------------------
           1,000   Barrick Gold Corp. July 2002 20 calls                             55,000
           1,000   Newmont Mining Corp. September 2002 25 calls                     485,000
                                                                                -----------
                                                                                    540,000

                       Total Options (cost: $627,300)                               540,000

                           Total Investments (cost: $42,661,696) (100.00%)      $50,871,870

*Indicates non-income producing security.

See accompanying notes to financial statements.

                        Midas Special Equities Fund, Inc.

          Schedule of Portfolio Investments - June 30, 2002 (Unaudited)

------------------------------------------------------------------------------------------------
  Shares     COMMON STOCKS (100.00%)                                                Market Value
------------------------------------------------------------------------------------------------
             Beverages (4.03%)
    19,000   PepsiCo, Inc.                                                           $   915,800

             Fire, Marine & Casualty Insurance (13.94%)
    12,000   American International Group, Inc.                                          818,760
     1,050   Berkshire Hathaway Inc. Class B*                                          2,344,650
                                                                                     -----------
                                                                                       3,163,410
             Food & Kindred Products (12.51%)
    65,000   Philip Morris Companies Inc.                                              2,839,200

             Hotels & Motels (19.12%)
    62,000   Extended Stay America, Inc.*                                              1,005,640
    95,000   Hilton Hotels Corp.                                                       1,320,500
    27,000   Marriott International, Inc. Class A                                      1,027,350
    30,000   Starwood Hotels & Resorts                                                   986,700
                                                                                     -----------
                                                                                       4,340,190

             Motor Vehicle Parts & Accessories (4.65%)
    30,000   Honeywell International Inc.                                              1,056,900

             National Commercial Banks (3.46%)
    25,000   Mellon Financial Corp.                                                      785,750

             Office Machines (4.61%)
     8,500   3M Co.                                                                    1,045,500

             Pharmaceutical Preparations (8.15%)
    20,000   Johnson & Johnson                                                         1,045,200
    23,000   Pfizer Inc.                                                                 805,000
                                                                                     -----------
                                                                                       1,850,200

             Real Estate Investment Trusts (13.73%)
   100,500   Mills Corp.                                                               3,115,500

             Retail-Lumber & Other Building Materials Dealers (3.24 %)
    20,000   The Home Depot, Inc.                                                        734,600

             Retail-Variety Stores (4.12 %)
    17,000   Wal-Mart Stores, Inc.                                                       935,170

             Security Brokers, Dealers & Flotation Companies (3.32%)
    67,204   The Charles Schwab Corp.                                                    752,685

             Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics (5.12%)
    13,000   The Procter & Gamble Company                                              1,160,900
                                                                                     -----------
                 Total Investments (cost: $19,502,001) (100.00%)                     $22,695,805

*Indicates non-income producing security.

See accompanying notes to financial statements.

                              Dollar Reserves, Inc.

          Schedule of Portfolio Investments - June 30, 2002 (Unaudited)

----------------------------------------------------------------------------------------------------
        Par Value                 U.S. GOVERNMENT AGENCIES (100.00%)        Yield*          Value**
----------------------------------------------------------------------------------------------------
       $1,000,000   Federal Farm Credit, due 8/01/02                        1.80%        $ 1,000,000
        1,000,000   Federal Home Loan Bank, due 7/15/02                     1.51%            999,298
        1,090,000   Federal Home Loan Bank, due 7/22/02                     1.56%          1,088,885
          854,000   Federal Home Loan Bank, due 7/31/02                     1.58%            852,783
          855,000   Federal Home Loan Bank, due 8/12/02                     1.64%            853,274
          323,000   Federal Home Loan Bank, due 9/06/02                     1.96%            321,792
        1,000,000   Federal Home Loan Bank, due 9/09/02                     1.69%            996,632
          700,000   Federal Home Loan Banks, due 9/11/02                    1.69%            697,578
          768,000   Federal Home Loan Mortgage Corp., due 7/02/02           0.44%            767,963
        1,000,000   Federal Home Loan Mortgage Corp., due 7/30/02           1.60%            998,598
          980,000   Federal Home Loan Mortgage Corp., due 7/17/02           1.58%            979,194
        1,000,000   Federal Home Loan Mortgage Corp., due 7/23/02           1.58%            998,955
          100,000   Federal Home Loan Mortgage Corp., due 8/15/02           1.76%             99,770
        1,000,000   Federal Home Loan Mortgage Corp., due 9/12/02           1.69%            996,488
          255,000   Federal Home Loan Mortgage Corp., due 9/13/02           1.68%            254,101
          930,000   Federal Home Loan Mortgage Corp., due 9/26/02           1.71%            926,101
          546,000   Federal Home Loan Mortgage Corp., due 9/30/02           1.89%            543,364
          500,000   Federal Home Loan Mortgage Corp., due 12/05/02          2.20%            495,225
          500,000   Federal National Mortgage Assn., due 7/03/02            0.74%            499,949
        1,625,000   Federal National Mortgage Assn., due 7/10/02            1.36%          1,624,275
          835,000   Federal National Mortgage Assn., due 7/31/02            1.69%            833,727
        1,980,000   Federal National Mortgage Assn., due 8/07/02            1.70%          1,976,331
          935,000   Federal National Mortgage Assn., due 8/21/02            1.66%            932,708
          928,000   Federal National Mortgage Assn., due 9/04/02            1.69%            925,084
          950,000   Federal National Mortgage Assn., due 9/18/02            1.69%            946,414
          440,000   Federal National Mortgage Assn., due 9/25/02            1.95%            437,919
          862,000   Federal National Mortgage Assn., due 11/06/02           1.85%            856,330
          740,000   Federal National Mortgage Assn., due 11/27/02           1.84%            734,364
          375,000   Student Loan Marketing Assn., due 7/01/02               1.80%            375,000
                                                                                         -----------
                        Total Investments (100.00%)                                      $24,012,102

 * Represents annualized yield at date of purchase for discount securities, or coupon for coupon-bearing securities.
** Cost of investments for financial reporting and for Federal income tax purposes is the same as value.

See accompanying notes to financial statements.

                      Statements of Assets and Liabilities

                                                                             Midas
                                                                            Special
                                                        Midas               Equities          Dollar
June 30, 2002 (Unaudited)                               Fund                  Fund           Reserves
------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                  $42,661,696           $19,502,001     $24,012,102
------------------------------------------------------------------------------------------------------
Investments at market value                          $50,871,870           $22,695,805     $24,012,102
Cash                                                           -                     -          90,704
Receivables:
     Variation margin                                          -                19,000               -
     Dividends                                                 -                40,865               -
     Fund shares sold                                     60,636                     -          13,377
     Interest                                                  -                     -           3,009
Other assets                                              43,795                 6,667           6,471
------------------------------------------------------------------------------------------------------
     Total assets                                     50,976,301            22,762,337      24,125,663
======================================================================================================
Liabilities
Payables:
     Demand notes payable to bank (note 5)               123,931             2,642,788               -
     Fund shares redeemed                                105,799                     -          12,900
Accrued expenses                                          72,676                54,381          28,443
Accrued management and distribution fees                  56,879                33,206               -
------------------------------------------------------------------------------------------------------
     Total liabilities                                   359,285             2,730,375          41,343
======================================================================================================
Net Assets                                           $50,617,016           $20,031,962     $24,084,320
------------------------------------------------------------------------------------------------------
Shares outstanding, $0.01 par value                   37,379,876             1,505,878      24,084,370

Net Asset Value, Offering and
     Redemption Price Per Share                           $ 1.35               $ 13.30          $ 1.00
At June 30, 2002, net assets consisted of:
Paid-in capital                                     $247,864,162           $27,814,147     $24,084,370
Accumulated net realized loss
     on investments                                 (205,213,398)          (11,547,341)            (50)
Accumulated deficit in net
     investment income                                  (243,922)             (140,507)              -
Net unrealized appreciation (depreciation)
     on investments and futures                        8,210,174             3,905,663               -
------------------------------------------------------------------------------------------------------
                                                     $50,617,016           $20,031,962     $24,084,320
======================================================================================================

See accompanying notes to financial statements.

                            Statements of Operations

-------------------------------------------------------------------------------------------------------
                                                                                     Midas
                                                                                    Special
                                                                    Midas          Equities     Dollar
Six Months Ended June 30, 2002 (Unaudited)                          Fund             Fund      Reserves
-------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                          $401,228        $270,753           -
Foreign taxes withheld                                              (12,795)              -           -
Interest                                                              3,833               -    $229,640
-------------------------------------------------------------------------------------------------------
   Total investment income                                          392,266         270,753     229,640
=======================================================================================================
Expenses
Investment management (note 3)                                      243,705         102,093      62,743
Transfer agent                                                      160,311          72,040      46,400
Distribution (note 3)                                                60,926         109,594      32,986
Custodian                                                            49,248          28,380      27,810
Printing                                                             41,023           4,270       8,360
Professional (note 3)                                                28,933          20,073      26,340
Registration (note 3)                                                22,405          16,811      18,495
Directors                                                             9,573           8,559       5,207
Other                                                                 4,659           5,351       6,137
-------------------------------------------------------------------------------------------------------
   Total operating expenses                                         620,783         367,171     234,478
        Loan interest and fees (note 5)                              14,062          44,909         474
        Investment management and distribution
             plan expenses waived (note 3)                                -               -     (95,729)
        Fee reduction (note 5)                                      (11,461)           (820)     (3,720)
-------------------------------------------------------------------------------------------------------
        Net expenses                                                623,384         411,260     135,503
-------------------------------------------------------------------------------------------------------
        Net investment income (loss)                               (231,118)       (140,507)     94,137
=======================================================================================================
Realized and Unrealized Gain (Loss)
   On Investments, Foreign Currencies and Futures
Net realized gain (loss) from
   security transactions and futures transactions                 3,560,828        (542,631)        (50)
Unrealized appreciation (depreciation) of
   investments during the period                                 12,851,095      (1,044,410)          -
-------------------------------------------------------------------------------------------------------
        Net realized and unrealized gain (loss)
             on investments, foreign currencies
             and futures                                         16,411,923      (1,587,041)        (50)
=======================================================================================================
        Net increase (decrease) in net assets
             resulting from operations                          $16,180,805     $(1,727,548)    $94,087
=======================================================================================================

See accompanying notes to financial statements.

                      Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------------------
                                             Midas Fund          Midas Special Equities Fund    Dollar Reserves
--------------------------------------------------------------------------------------------------------------------
                                        Six Months                Six Months               Six Months
                                          Ended                     Ended                    Ended
For the Year Ended                       6/30/02                   6/30/02                  6/30/02
(unless otherwise indicated)           (Unaudited)    12/31/01   (Unaudited)   12/31/01   (Unaudited)    12/31/01
--------------------------------------------------------------------------------------------------------------------
   Operations
   Net investment income (loss)           $(231,118)   $(259,693)  $(140,507)  $(242,192)    $94,137     $1,512,715
   Net realized loss from foreign
     currency and futures transactions      (12,804)      (2,707) (1,232,225) (1,733,483)          -              -
   Net realized gain (loss) from
     security transactions                3,573,632   (3,094,149)    689,594  (5,135,548)        (50)           566
   Unrealized appreciation
     (depreciation) of investments,
     futures and foreign
     currencies during the period        12,851,095    7,658,661  (1,044,410)   (785,582)          -              -
-------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net
     assets resulting from operations    16,180,805    4,302,112  (1,727,548) (7,896,805)     94,087      1,513,281

   Distributions to Shareholders
   Distributions to shareholders                  -            -           -           -     (94,137)    (1,513,281)

   Capital Share Transactions
   Change in net assets resulting from
     capital share transactions (a)      (4,121,623)    (564,118)   (935,222)  1,555,789  (1,906,863)   (32,510,928)
-------------------------------------------------------------------------------------------------------------------
   Total change in net assets            12,059,182    3,737,994  (2,662,770) (6,341,016) (1,906,913)   (32,510,928)

   Net Assets
   Beginning of period                   38,557,834   34,819,840  22,694,732  29,035,748  25,991,233     58,502,161
-------------------------------------------------------------------------------------------------------------------
   End of period                        $50,617,016  $38,557,834 $20,031,962 $22,694,732 $24,084,320    $25,991,233
===================================================================================================================
   (a) Capital Share Transactions were
       as follows:

   Value
   Shares sold                           $8,781,634   $3,240,324  $ 129,854   $ 378,912  $4,415,997    $32,202,882

   Shares issued in reinvestment of
     distributions                                -            -          -           -      92,919      1,461,865
   Shares issued in connection with
     acquisition of Funds (note 6)                -    3,239,203          -   2,712,113           -              -
   Shares redeemed                      (12,903,257)  (7,043,645)(1,065,076) (1,535,236) (6,415,779)   (66,175,675)
------------------------------------------------------------------------------------------------------------------
        Net increase (decrease)         $(4,121,623)   $(564,118) $(935,222) $1,555,789 $(1,906,863)  $(32,510,928)

   Number
   Shares sold                            6,787,430    3,625,340      8,939      26,514   4,415,997     32,202,882
   Shares issued in reinvestment of
     distributions                                -            -          -           -      92,919      1,461,865
   Shares issued in connection with
     acquisition of Funds (note 6)                -    3,676,735          -     193,226           -              -
   Shares redeemed                      (10,132,705)  (7,936,515)   (73,647)    (99,634) (6,415,779)   (66,175,675)
------------------------------------------------------------------------------------------------------------------
        Net increase (decrease)          (3,345,275)    (634,440)   (64,708)    120,106  (1,906,863)   (32,510,928)

See accompanying notes to financial statements.

                    Notes to Financial Statements - Unaudited

1

     The Midas Funds are all Maryland corporations registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. Midas Fund, Inc.'s investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion.
     Midas Special Equities Fund, Inc.'s investment objective is capital appreciation. The Fund seeks capital appreciation by investing aggressively in equity securities, futures, options, and debt instruments.
     Dollar Reserves, Inc. seeks to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities.
     The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Futures and forward contracts are marked to market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded by the Funds equal to the difference between the opening and closing value of the contract. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis.
     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2

     Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and net capital gains, if any, after utilization of any capital loss carryforward, to shareholders and therefore no Federal income tax provision is required.
     Distributions from net realized gains, if any, are normally declared and paid annually. Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, post-October capital losses, net operating losses and foreign currency transactions.
     At December 31, 2001, Midas Fund, Inc. had an unused capital loss carryforward of approximately $208,111,800 of which $2,587,100, $25,267,300,
$12,176,100, $88,953,000, $72,327,900 and $6,800,400 expires in 2004, 2005,
2006, 2007, 2008 and 2009 respectively. At December 31, 2001, Midas Special Equities Fund, Inc. had an unused capital loss carryforward of approximately $11,098,100 of which $937,100 and $10,161,000 expires in 2008 and 2009, respectively.

                    Notes to Financial Statements - Unaudited

                                    CONTINUED

3

     Under the investment management agreement of Midas Fund, Inc., Midas Management Corporation (the "Investment Manager") receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, ..90% from $400 million to $600 million, .85% from $600 million to $800 million, ..80% from $800 million to $1 billion and .75% over $1 billion. Under the terms of the investment management agreement of Midas Special Equities Fund, Inc., the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. Under the terms of the investment management agreement of Dollar Reserves, Inc., the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. For Dollar Reserves, Inc., the Investment Manager voluntarily waived $62,743, of its management fee for the six months ended June 30, 2002.
     Pursuant to the investment management agreements with each Fund, the Investment Manager has agreed to waive its fee or reimburse any Fund to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Funds are qualified for sale, although currently the Funds are not subject to any such limits. Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. Under each Plan, each Fund pays the Fund's Distributor, Investor Service Center, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund, Inc. and Dollar Reserves, Inc.) and 1.00% (Midas Special Equities Fund, Inc.) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds' share. For Dollar Reserves, Inc. the Distributor voluntarily waived $32,986 of its distribution fee for the six months ended June 30, 2002.
     Certain officers and directors of the Funds are officers and directors of the Investment Manager and the Funds' Distributor. The Funds reimbursed the Investment Manager $60,145 for providing certain administrative and accounting services at cost during the six months ended June 30, 2002. In addition, Midas Fund, Inc. paid the Distributor $21,974 for payments made to certain brokers for transfer agent services.

4

At June 30, 2002, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

                                                                                            Net Unrealized
                                        Federal Income  Gross Unrealized  Gross Unrealized    Appreciation
June 30, 2002 (Unaudited)                     Tax Cost      Appreciation      Depreciation  (Depreciation)
-------------------------               --------------  ----------------  ----------------  --------------
Midas Fund, Inc.                           $42,661,696       $16,092,341        $7,882,167      $8,210,174
Midas Special Equities Fund, Inc.           19,502,001         4,223,721         1,029,917       3,193,804

Purchases and sales of securities other than short term notes were as follows:

For the Six Months Ended                                   Purchases         Proceeds from the
June 30, 2002 (Unaudited)                              of Securities        Sale of Securities
-------------------------                              -------------        ------------------
Midas Fund, Inc.                                         $10,923,533               $17,572,196
Midas Special Equities Fund, Inc.                          3,825,180                 6,609,193

                    Notes to Financial Statements - Unaudited

                                    CONTINUED

5

     The Funds have a committed bank line of credit at an interest rate equal to the Federal Reserve Funds Rate plus 1.00 percentage point for leveraging and/or temporary or emergency purposes. At June 30, 2002, the outstanding balance, and for the six months ended June 30, 2002, the weighted average interest rate and the weighted average amount outstanding were as follows:

For the Six Months Ended                          Outstanding     Weighted Average        Weighted Average
June 30, 2002 (Unaudited)                             Balance        Interest Rate      Amount Outstanding
-------------------------                         -----------     ----------------      ------------------
Midas Fund, Inc.                                     $123,931                2.57%              $1,056,574
Midas Special Equities Fund, Inc.                  $2,642,788                2.57%              $3,511,334
Dollar Reserves, Inc.                                       -                2.55%                 $31,933

     The Funds participate in repurchase agreements with the Funds' custodian. The custodian takes possession of the underlying collateral securities which are valued daily to ensure that the fair market value, including accrued interest is at least equal, at all times, to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
     The Funds have entered into an arrangement with the transfer agent and custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Funds' expenses. During the period, the Funds' transfer agent fees were reduced by $16,001 under such arrangements.

6

     On November 16, 2001, Midas Fund, Inc. acquired all of the net assets of Midas Investors Ltd. ("Investors") pursuant to a plan of reorganization approved by Investors shareholders on November 8, 2001. The acquisition was accomplished by a tax-free exchange of 3,676,735 shares of Midas Fund, Inc. valued at $3,239,203 for all of Investors' shares outstanding on November 16, 2001. Investors' net assets at that date, $3,239,203 including $460,228 of unrealized depreciation, were combined with those of Midas Fund, Inc. The net assets of the Midas Fund, Inc. at that date were $33,601,876.
     On November 16, 2001, Midas Special Equities Fund, Inc. acquired all of the net assets of Midas U.S. and Overseas Fund Ltd. ("USO") pursuant to a plan of reorganization approved by USO shareholders on November 8, 2001. The acquisition was accomplished by the tax-free exchange of 193,226 shares of Midas Special Equities Fund, Inc., valued at $2,712,113, for all USO shares outstanding on November 16, 2001. USO's net assets at that date, $2,712,113 including $165,319 of unrealized appreciation, were combined with those of Midas Special Equities Fund, Inc. The net assets of Midas Special Equities Fund, Inc. at that date were $19,525,153.

                    Financial Highlights - Midas Fund, Inc.

                                            Six Months           Years Ended December 31,
                                              Ended      ----------------------------------------
                                             6/30/02     2001     2000     1999     1998     1997
                                             -------     ----     ----     ----     ----     ----
Per Share Data*
Net asset value at beginning of period          $.95     $.84    $1.36    $1.51    $2.11    $5.15
-------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                          (.01)    (.01)    (.02)    (.01)       -     (.03)
Net realized and unrealized gain (loss)
   on investments                                .41      .12     (.50)    (.14)    (.60)   (3.01)
-------------------------------------------------------------------------------------------------
     Total from investment operations            .40      .11     (.52)    (.15)    (.60)   (3.04)
-------------------------------------------------------------------------------------------------
Net asset value at end of period                1.35     $.95     $.84    $1.36    $1.51    $2.11
=================================================================================================
Total Return                                   42.11%   13.10%  (38.24)%  (9.93)% (28.44)% (59.03)%
=================================================================================================
Ratios/Supplemental Data
Net assets at end of period
   (000's omitted)                           $50,617  $38,558  $34,820  $71,820  $87,841 $100,793
=================================================================================================
Ratio of total expenses to average net
 assets/(a)(b)/                                 2.60%**  2.83%    3.48%    2.81%    2.33%    1.90%
=================================================================================================
Ratio of net investment loss to average
  net assets/(c)/                               (.95)%** (.75)%  (2.35)%   (.80)%   (.02)%   (.72)%
=================================================================================================
Portfolio turnover rate                           23%      61%     109%      74%      27%      50%
=================================================================================================

* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) Ratio prior to reimbursement by the Investment Manager was 2.15% for the year ended December 31, 1997.
(b) Ratio after transfer agent and custodian credits was 2.56%**, 2.81%, 3.40%, 2.73%, 2.30%, and 1.88% for the six months ended June 30, 2002 and for the years ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.
(c) Ratio prior to reimbursement by the Investment Manager was (.97)%, for the year ended December 31, 1997.

            Financial Highlights - Midas Special Equities Fund, Inc.


                                                  Six Months           Years Ended December 31,
                                                    Ended       ----------------------------------------
                                                   6/30/02      2001    2000     1999    1998     1997
                                                   -------      ----    ----     ----    ----     ----
Per Share Data*
Net asset value at beginning of period              $14.45    $20.02  $26.56   $20.34  $23.38   $22.96
--------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                                (.09)     (.17)   (.39)    (.27)   (.61)    (.38)
   Net realized and unrealized gain (loss) on
    investments                                      (1.06)    (5.40)  (5.27)    6.49    (.65)    1.55
--------------------------------------------------------------------------------------------------------
        Total from investment operations             (1.15)    (5.57)  (5.66)    6.22   (1.26)    1.17
--------------------------------------------------------------------------------------------------------
Less distributions:
   Distributions to shareholders                         -         -    (.88)       -   (1.78)    (.75)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value        (1.15)    (5.57)  (6.54)    6.22   (3.04)     .42
--------------------------------------------------------------------------------------------------------
Net asset value at end of period                    $13.30    $14.45  $20.02   $26.56  $20.34   $23.38
========================================================================================================
Total return                                         (7.96)%   (27.8)% (22.2)%   30.6%   (5.0)%    5.3%
========================================================================================================
Ratios/Supplemental Data
Net assets at end of period (000's omitted)        $20,032   $22,695 $29,036  $41,629 $36,807  $44,773
========================================================================================================
Ratio of expenses before interest expense             3.07%**   3.37%   2.77%    2.71%   2.63%    2.53%
========================================================================================================
Ratio of total expenses to average net assets/(a)/    3.76%**   3.81%   3.44%    3.13%   3.42%    2.81%
========================================================================================================
Ratio of net investment loss to average net assets   (1.28)%** (1.12)% (1.77)%  (1.44)% (2.57)%  (1.48)%
========================================================================================================
Portfolio turnover rate                                 15%      102%    248%     159%     97%     260%
========================================================================================================

 * Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) Ratio after transfer agent and custodian fee credits was 3.76%**, 3.80%, 3.42%, 3.04%, 3.41% and 2.79% for the six months ended June 30, 2002, and for the years ended December 31, 2001, 2000, 1999, 1998 and 1997, respectively.

                  Financial Highlights - Dollar Reserves, Inc.

                                               Six                                   Six        Years Ended
                                               Months         Years Ended           Months        June 30,
                                               Ended   ---------------------------   Ended      -----------
                                              6/30/02  12/31/01 12/31/00  12/31/99 12/31/98     1998   1997
                                              -------  -------- --------  -------- --------     ----   ----
Per Share Data
Net asset value at beginning of period          $1.000   $1.000   $1.000    $1.000   $1.000   $1.000  $1.000
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                          .004     .031     .056      .043     .022     .048    .047
Less distributions:
   Distributions to shareholders                 (.004)   (.031)   (.056)    (.043)   (.022)   (.047)  (.047)
   Tax return of capital to shareholders             -        -        -         -        -    (.001)      -
-------------------------------------------------------------------------------------------------------------
Net asset value at end of period                 1.000   $1.000   $1.000    $1.000   $1.000   $1.000  $1.000
=============================================================================================================
Total return                                      0.37%    3.11%    5.74%     4.38%    4.46%**  4.88%   4.83%
=============================================================================================================
Ratios/Supplemental Data
Net assets at end of period (000's omitted)    $24,084  $25,991  $58,502   $64,250  $65,535  $61,602 $62,908
=============================================================================================================
Ratio of total expenses to average net
 assets(a) (b)                                    1.12%**  1.11%     .84%      .94%     .93%**   .86%   . 71%
=============================================================================================================
Ratio of net investment income to average net
 assets(c)                                        0.75%**  3.51%    5.54%     4.30%    4.43%**  4.71%   4.73%
=============================================================================================================

 **  Annualized.
(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.68%**, 1.64%, 1.09%, 1.34%, 1.30%**, 1.20%, and 1.21%, for the six months ended June 30, 2002, the years ended December 31, 2001, 2000 and 1999, the six months ended December 31, 1998 and the years ended June 30, 1998 and 1997, respectively.
(b) Ratio prior to waiver by the Investment Manager and Distributor was 0.16%**, 2.92%, 5.29%, 3.90%, 4.06%**, 4.37%, and 4.23% and 4.20%, for the
     six months ended June 30, 2002, the years ended December 31, 2001, 2000 and 1999, the six months ended December 31, 1998 and the years ended June 30, 1998 and 1997, respectively.
(c) Ratio after transfer agent and custodian fee credits was 1.09%**, 1.06% and 0.80% for the six months ended June 30, 2002 and the years ended December 31, 2001 and 2000, respectively.

[LOGO]

Discovering Opportunities

ACCOUNT APPLICATION

Use this Account Application to open a regular Midas account.
For a Midas IRA Application, call toll-free 1-800-400-MIDAS (6432) or access our web site at www.midasfunds.com. Return this completed Account Application in the enclosed envelope or mail to:
MIDAS FUNDS, Box 6110, Indianapolis, IN 46206-6110.

1. Registration (Please Print)  For assistance with this Application, please call 1-800-400-MIDAS (6432) 8a.m. - 6p.m.
eastern time.
Individual:

___________________________________________________________________________________________________________________
First Name                         Middle Initial           Last Name                     Social Security Number

Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified.

___________________________________________________________________________________________________________________
First Name                         Middle Initial           Last Name                     Social Security Number

Gift/Transfer to a Minor:

                                                            as Custodian for
___________________________________________________________________________________________________________________
Name of Custodian (only one)                                                    Name of Minor (only one)

under the                          Uniform Gifts/Transfers to Minors Act.
___________________________________________________________________________________________________________________
   Custodian's State of Residence              Minor's Social Security Number             Minor's Date of Birth

Corporations, Partnerships, Trusts and others: Note: Please attach corporate/trust/other resolution.

___________________________________________________________________________________________________________________
Name of Corporation, Partnership, or other Organization     Name of Individual(s) Authorized to Act for the
                                                            Corporation, Partnership, or other Organization

___________________________________________________________________________________________________________________
Tax I.D. Number                    Name of Trustee(s)       Date of Trust Instrument

===================================================================================================================

2. Mailing Address, Telephone Number, and Citizenship

___________________________________________________________________________________________________________________
Street                             City                     State / Zip  Daytime Telephone  E-mail address


Citizen of: ( )U.S. ( )Other:                               Citizen of: ( )U.S. ( )Other:
___________________________________________________________________________________________________________________
Owner                      If other, attach IRS Form W-8    Joint Owner               If other, attach IRS Form W-8

================================================================================

3. Fund(s) chosen and amount invested ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section 6).

Dollar Reserves                         |$         |       Midas Fund |$       |

                                        |$         |            TOTAL |$       |
Midas Special Equities Fund

By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks will not be accepted.

By Wire: Please call 1-800-400-MIDAS (6432) 8a.m. - 6p.m. eastern time to be assigned an account number before making an initial investment by wire. Please indicate the assigned account number____________________________ and the date the wire was sent _______________________________.

================================================================================

4. Distributions If no circle is checked, the Automatic Compounding Option will be assigned to increase the shares you own.

     [] Automatic Compounding Option Dividends and distributions reinvested in additional shares.

     []   Payment Option []Dividends in cash, distributions reinvested.
          []Dividends and distributions in cash.

To have distributions paid in cash by Midas Electronic Funds Transfer service, please complete Section 7 below.

================================================================================

5. Check Writing Privilege for Dollar Reserves - Signature Card

I am investing in Dollar Reserves and would like free check writing (minimum $250 per check). Please send free personalized checks. I have read and agree to the Check Writing Account Agreement on the reverse of this Signature Card.

Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following circle is checked [].

________________________________________________________________________________
Signature                  Signature of Joint Owner (if any)

________________________________________________________________________________
Print Name                 Print Name of Joint Owner (if any)
                                                       (please continue on back)

================================================================================

6. Midas Funds Automatic Investment Program

   [] Bank Transfer Plan Automatically purchase shares each month by transferring the dollar amount you specify from your regular checking account, NOW account or bank money market account. Please attach a voided bank account check.

      Fund Name: ______________________________________

      Amount ($100 minimum): $______ Day of month: [] 10th [] 15th [] 20th

================================================================================

7. Investments and Redemptions by Telephone

Shareholders automatically enjoy the privilege of calling toll-free 1-800-400-MIDAS (6432) or accessing their Midas Funds account on the web at www.midasfunds.com to purchase additional shares of a Fund or to expedite a redemption and have the proceeds sent directly to their address or to their bank account, unless declined by checking the following circle []. The link with your bank offers flexible access to your money. Transfers occur only when you initiate them and may be made by either bank wire or bank clearinghouse transfer with the Midas Electronic Funds Transfer service.

To establish the link to your bank, please attach a voided check from your bank account. One common name must appear on your Midas Funds account and bank account.

================================================================================

8. Signature and Certification to Avoid Backup Withholding

"I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund's privacy policy notice. I understand telephone conversations with Investor Service Center, Inc. ("ISC") Representatives are recorded and hereby consent to such recording. I agree that neither the Funds nor ISC will be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien)." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

________________________________________________________________________________
Signature of [] Owner [] Trustee [] Custodian  Date  Signature of Joint     Date
                                                       Owner (if any)


                                                                   MF-ARAPP-6/02

--------------------------------------------------------------------------------
Check Writing Account Agreement

The payment of money is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

The Bank whose name appears on the checks issued by the Midas Funds is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service Center, and Midas have the right to change, modify or terminate this check writing service at any time; and that the Bank shall be liable for its own negligence.
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             Shareholder Services
             o Electronic Fund Transfers
             o Automatic Investment Program
             o Retirement Plans:
               Traditional Deductible IRA
               Roth IRA
               SEP-IRA
               Simple IRA
               403(b)

             Minimum Investments
             o Regular Accounts: $1,000
             o Retirement Plans, including Traditional Deductible IRA, Roth IRA,
               SEP-IRA, Simple IRA, and 403(B): $1,000
             o Education Savings Account: $1,000
             o Automatic Invesmtent Program: $100
             o Subsequent Investments: $100

             Midas Funds
             P.O. Box 6110
             Indianapolis, IN 46206-6110

             1-800-400-MIDAS (6432) for Investment Information





     Call toll-free for Fund performance, telephone purchases and to obtain information concerning your account. Or access Midas Funds on the Worldwide Web at www.midasfunds.com.

     Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low.

     This report and the financial statements contained herein are submitted for the general information of shareholders of the Midas Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus. Investor Service Center, Inc., Distributor.



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Midas Funds
P.O. Box 6110
Indianapolis, IN 46206-6110

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                                                                     MF-SAR-6/02
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